UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2023

Crixus BH3 Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-40868	86-2249068
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

819 NE 2nd Avenue, Suite 500
Fort Lauderdale, FL	33304
(Address of principal executive offices)	(Zip Code)

(954) 416-3140

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	BHACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	BHAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	BHACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 30, 2023, Crixus BH3 Acquisition Company (the “Company”) filed a current report with the Securities and Exchange Commission (the “Commission”) announcing (the “Prior Announcement”) that it (i) intended to discontinue its pursuit of an initial business combination and liquidate the trust account established for the benefit of its public stockholders (the “Trust Account”), (ii) determined not to proceed with a previously announced special meeting of stockholders (the “Special Meeting”) that was scheduled to be held on September 20, 2023 (as described in a definitive proxy statement dated August 29, 2023 (the “Definitive Proxy Statement”), (iii) subject to the approval by the Company’s Board of Directors (the “Board”), expected to redeem its Class A common stock (the “Offering Shares”) as promptly as practicable following (but not more than 10 business days after) September 6, 2023 (the “Existing Termination Date”), and (iv) anticipated that the last day of trading of its Offering Shares and warrants on the Nasdaq Global Market would be on or about the Existing Termination Date.

However, the Company’s sponsor, Crixus BH3 Sponsor LLC (the “Sponsor”), has taken action pursuant to our Amended and Restated Certificate of Incorporation (as amended) (the “Charter”) to extend the date by which we must consummate an initial business combination to October 6, 2023, including by depositing into the Trust Account an additional amount of $175,440.72 ($0.035 per outstanding share of the Company’s 5,012,592 Offering Shares (such amount, a “Deposit Amount”) (thereby increasing the aggregate principal amount of the previously disclosed, non-interest bearing, unsecured promissory note executed and delivered by the Company to the Sponsor to $350,881.44). The Deposit Amount shall be used to fund any redemption of the Offering Shares pursuant to the Charter.

Notwithstanding anything contained in the Prior Announcement or the termination of the non-binding proposal disclosed below, the Board has subsequently determined that it is in the best interests of the Company and its stockholders to (i) continue its pursuit of an initial business combination (and not liquidate the Trust Account at this time), (ii) extend the date by which it must complete an initial business combination to October 6, 2023 (the “New Termination Date”), (iii) amend the Definitive Proxy Statement and proceed with the Special Meeting on the postponed date of September 29, 2023, (iv) not to redeem its Offering Shares as promptly as practicable following (but not more than 10 business days after) the Existing Termination Date and (v) allow for the continued trading of its Offering Shares and warrants on the Nasdaq Global Market beyond the Existing Termination Date.

Item 8.01	Other Events.

On August 30, 2023 the Company terminated the non-binding proposal (with a binding exclusivity agreement) with respect to a potential business combination, previously referenced in the Company’s Current Report on Form 8-K filed with the Commission on July 31, 2023.

The disclosure contained in Item 2.03 of this Current Report on Form 8-K is incorporated by reference in this Item 8.01.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s intention to pursue an initial business combination and to proceed with the Special Meeting of Stockholders. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Definitive Proxy Statement, the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

The Definitive Proxy Statement will be mailed to the Company’s stockholders of record on or about September 6, 2023. Investors and security holders of the Company are advised to read the Definitive Proxy Statement because it contains important information about the Special Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: Crixus BH3 Acquisition Company, 819 NE 2nd Avenue, Suite 500, Fort Lauderdale, Florida, 33304, Attention: Gregory Freedman.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposals to be considered and voted on at the Special Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Definitive Proxy Statement, which may be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIXUS BH3 ACQUISITION COMPANY

By:	/S/ GREGORY FREEDMAN
Name:	Gregory Freedman
Title:	Co-Chief Executive Officer and Chief Financial Officer

Date: September 6, 2023